                                                                       Exhibit A

-------------------                                          -------------------
CUSIP NO. 78464P208               13D                        PAGE 14 OF 15 PAGES
-------------------                                          -------------------


                             JOINT FILING AGREEMENT

-------------------                                          -------------------
CUSIP NO. 78464P208               13D                        PAGE 15 OF 15 PAGES
-------------------                                          -------------------



                             JOINT FILING AGREEMENT

               The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) of the Securities Exchange Act of 1934, as amended.

Dated:  September 17, 2003

                                                LEBLANC & ROYLE ENTERPRISES INC.




                                                By: /s/ Paul A. Dickie
                                                    ----------------------------
                                                    Name: Paul A. Dickie
                                                    Title: Managing Director



                                                    /s/ John C. Charles
                                                --------------------------------
                                                         John C. Charles



                                                   /s/ Paul A. Dickie
                                                --------------------------------
                                                          Paul A. Dickie



                                                   /s/ Nancy E. McGee
                                                --------------------------------
                                                          Nancy E. McGee



                                                   /s/ George E. Patton
                                                --------------------------------
                                                         George E. Patton